Ivy Funds

Supplement dated April 23, 2021 to the

Ivy Funds Prospectus

dated July 31, 2020

as supplemented August 24, 2020, October 1, 2020, October 23, 2020, December 1, 2020, December 11, 2020 and April 1, 2021

Notice of Shareholder Meeting Results:

At the Joint Special Meeting of Shareholders for the Ivy Asset Strategy Fund, Ivy Mid Cap Income Opportunities Fund, Ivy Municipal Bond Fund and Ivy Municipal High Income Fund, each a series of the Ivy Funds, held on April 23, 2021, shareholders of the Ivy Municipal Bond Fund and Ivy Municipal High Income Fund (each, a Fund) approved the following proposals:

1.	To approve a new investment advisory agreement for each Fund.

2.	To approve each Fund’s ability to rely on a new manager of managers exemptive order.

On December 2, 2020, Waddell & Reed Financial, Inc. (“WDR”), the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds, and Macquarie Management Holdings, Inc., the U.S. holding company for Macquarie Group Limited’s U.S. asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of WDR (the “Transaction”). The Transaction is anticipated to close on or about April 30, 2021. After closing, the Ivy Funds, as part of Delaware Funds by Macquarie, will be managed by Delaware Management Company and distributed by Delaware Distributors, L.P.

The Joint Special Meeting of Shareholders for Ivy Asset Strategy Fund and Ivy Mid Cap Income Opportunities Fund has been adjourned to May 28, 2021 at 11:30 am (central standard time).

Supplement	Prospectus	1